Prepayments, Deposits, and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2025
Prepaid Expense, Current [Abstract]
Schedule of Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following as of December 31, 2025 and 2024:

	As of December 31,
	2025	2024
	In thousands of USD
Deposits to software developer[1]	$6,829	$-
Cash due from the issuance[2]	-	2,831
Rental deposit	21	-
Income tax refundable	70	-
Prepaid service fee	1	63
Other current assets	71	74
Total	$6,992	$2,968

[1]	On May 9, 2025, the Company entered into a Technical service agreement with Xiamen Kuashangtong Technology Co., Ltd. to load the service centered on voice recognition technology into the AI finance and tax large model; The Company paid $6.82 million (RMB48 million) in FY2025. The software development service is in progress and anticipated to be completed by 2026.

[2]	On December 29, 2024, the Company entered into a securities purchase agreement with certain institutional investors named thereto (the “Purchasers”). Pursuant to the Securities Purchase Agreements, the Purchasers agreed to subscribe for and purchase, and the Company agreed to issue and sell to the Purchasers, an aggregate of 25,000,000 Class A ordinary shares, par value $0.00004 per share (the “Class A Ordinary Shares”), at a purchase price of $0.125 per share, and for an aggregate purchase price of $3,125,000 (the “Offering”). The Offering closed on December 30, 2024. The Company has received net proceeds of approximately $2,831,250 from the issuance and sale of the Class A Ordinary Shares on January 2, 2025, after deducting the offering expenses.